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                                   EXHIBIT 21

                          SUBSIDIARIES OF THE REGISTRANT

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FirstBank


                                  PERCENTAGE                   STATE OF
SUBSIDIARY                           OWNED                   INCORPORATION
----------                        ----------                 -------------
First Equity Development
   Corporation                       100%                      New Mexico

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(a) The operations of this subsidiary are included in the consolidated financial statements contained in the 1998 Annual Report to stockholders incorporated herein by reference.